PRESS RELEASE

Contact:	Mark Hood
SVP, Chief Financial Officer
Phone:	314-633-7255

Panera Bread Company to Present at CIBC World Markets
Third Annual Consumer Growth Conference

St. Louis, MO July 3, 2003 – Panera Bread Company (Nasdaq: PNRA) will be presenting at the CIBC World Markets Third Annual Consumer Growth Conference to be held in Boston on Wednesday, July 9, 2003 at 11:45 AM EDT. An audio webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/cibcwm/consumer03/97207227.cfm. A replay will be available for 30 days.